                                                                    Exhibit 99.2


DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-1
                                                       ACCRUAL BASIS - UNAUDITED


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 31, 1999

================================================================================

                                         Document      Previously   Explanation
Required attachments                     Attached      Submitted      Attached

1.  Tax Receipts                           ( )            ( )          (N/A)

2.  Bank Statements                        (X)            ( )           ( )

3.  Most recently filed                    ( )            (X)           ( )
    Income Tax Return

4.  Most recent Annual Financial           ( )            (X)           ( )
    Statements prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ James T. Moran                                            PRESIDENT
-------------------------------------------            ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE

JAMES T. MORAN
-------------------------------------------            ------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE


PREPARER:

/s/ Donna M. Zianni                                      ASSISTANT CONTROLLER
-------------------------------------------            ------------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE

DONNA M. ZIANNI
-------------------------------------------            ------------------------
PRINTED NAME OF PREPARER                                        DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-2
                                                       ACCRUAL BASIS - UNAUDITED

                                       MONTHLY OPERATING REPORT
                                  FOR THE MONTH ENDING JULY 31, 1999


                                       COMPARATIVE BALANCE SHEET
                                              (UNAUDITED)

------------------------------------------------------------------------------------------------------
ASSETS                                                      MAY-99           JUN-99           JUL-99
                                                         ---------------------------------------------
                                                          29-MAY-99        03-JUL-99        31-JUL-99
------------------------------------------------------------------------------------------------------
1. CASH                                                   18,225,981       17,791,698       16,285,623
------------------------------------------------------------------------------------------------------
2. ACCOUNTS RECEIVABLE                                     1,821,237        1,543,475        1,612,922
------------------------------------------------------------------------------------------------------
3. INVENTORY                                                       0                0                0
------------------------------------------------------------------------------------------------------
4. NOTES RECEIVABLE                                                0                0                0
------------------------------------------------------------------------------------------------------
5. PREPAID EXPENSES                                          835,444          820,444          809,474
------------------------------------------------------------------------------------------------------
6. OTHER (CREDIT CARD RESERVES)                            2,461,426        2,461,426        2,461,426
------------------------------------------------------------------------------------------------------
7. TOTAL CURRENT ASSETS                                   23,344,088       22,617,043       21,169,445
======================================================================================================
8. PROPERTY, PLANT & EQUIPMENT, net                                0                0                0
------------------------------------------------------------------------------------------------------
9. ASSETS HELD FOR SALE                                      272,845           27,730           27,730
------------------------------------------------------------------------------------------------------
10. TOTAL PROPERTY, PLANT & EQUIP                            272,845           27,730           27,730
------------------------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS                                 0                0                0
------------------------------------------------------------------------------------------------------
12. INTANGIBLES (ATTACH LIST)                                      0                0                0
------------------------------------------------------------------------------------------------------
13. OTHER (PREPAID FINANCE FEES)                                   0                0                0
------------------------------------------------------------------------------------------------------
14. TOTAL ASSETS                                          23,616,933       22,644,773       21,197,175
======================================================================================================
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE & ACCRUALS                            1,569,549        1,320,218          959,549
------------------------------------------------------------------------------------------------------
16. TAXES PAYABLE                                                  0                0                0
------------------------------------------------------------------------------------------------------
17. NOTES PAYABLE                                                  0                0                0
------------------------------------------------------------------------------------------------------
18. PROFESSIONAL FEES                                      1,102,070          931,605          850,405
------------------------------------------------------------------------------------------------------
19. SECURED DEBT                                                   0                0                0
------------------------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS                                   0                0                0
------------------------------------------------------------------------------------------------------
21. OTHER - (DEFERRED REVENUE from Service Policies)               0                0                0
------------------------------------------------------------------------------------------------------
22. TOTAL POSTPETITION LIABILITIES                         2,671,619        2,251,823        1,809,954
======================================================================================================
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------
23. SECURED DEBT                                                   0                0                0
------------------------------------------------------------------------------------------------------
24. PRIORITY DEBT                                                  0                0                0
------------------------------------------------------------------------------------------------------
25. UNSECURED DEBT                                        57,212,043       57,348,630       57,330,346
------------------------------------------------------------------------------------------------------
26. OTHER                                                          0                0                0
------------------------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES                         57,212,043       57,348,630       57,330,346
------------------------------------------------------------------------------------------------------
28. TOTAL LIABILITIES                                     59,883,662       59,600,453       59,140,300
======================================================================================================
EQUITY
------------------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY                            (1,334,175)      (1,334,175)      (1,334,175)
------------------------------------------------------------------------------------------------------
30. POSTPETITION CUMULATIVE PROFIT OR (LOSS)             (34,932,554)     (35,621,505)     (36,608,950)
------------------------------------------------------------------------------------------------------
31. TOTAL EQUITY (DEFICIT)                               (36,266,729)     (36,955,680)     (37,943,125)
------------------------------------------------------------------------------------------------------
32. TOTAL LIABILITIES & OWNERS' EQUITY                    23,616,933       22,644,773       21,197,175
------------------------------------------------------------------------------------------------------

NOTES FOR MONTH ENDING JULY 31, 1999:
 ITEM 5: Prepaids primarily consist of retainers for professional fees of $0.5 million.
 ITEM 25: Consists of Accounts Payable, Accrued Liabilities and Customer
          Refunds.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-3
                                                       ACCRUAL BASIS - UNAUDITED

                                     MONTHLY OPERATING REPORT
                                FOR THE MONTH ENDING JULY 31, 1999


                                         INCOME STATEMENT
                                            (UNAUDITED)

--------------------------------------------------------------------------------------------------
REVENUES                                                       MAY-99        JUN-99        JUL-99
                                                             -------------------------------------
                                                             29-MAY-99     03-JUL-99     31-JUL-99
--------------------------------------------------------------------------------------------------
1. GROSS REVENUES                                               2,989         9,070         9,099
--------------------------------------------------------------------------------------------------
2. COST OF GOODS SOLD                                             304            82        80,623
==================================================================================================
3. GROSS PROFIT                                                 2,685         8,988       (71,524)
--------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------
4. Payroll                                                     69,969        77,493        41,528
--------------------------------------------------------------------------------------------------
5. Payroll Taxes                                                4,727         4,831         2,418
--------------------------------------------------------------------------------------------------
6. Employee Benefits                                          (10,912)       (4,144)     (108,020)
--------------------------------------------------------------------------------------------------
7. Depreciation and Amortization                                    0             0             0
--------------------------------------------------------------------------------------------------
8. Occupancy Costs                                             41,423       135,205        21,112
--------------------------------------------------------------------------------------------------
9. Advertising                                                      0         4,432             0
--------------------------------------------------------------------------------------------------
10. Store Delivery                                                  0             0             0
--------------------------------------------------------------------------------------------------
11. Home Delivery                                                   0             0             0
--------------------------------------------------------------------------------------------------
12. Financing Costs                                            (1,975)            0             0
--------------------------------------------------------------------------------------------------
13. Equipment Rental                                           18,715        20,037       (48,498)
--------------------------------------------------------------------------------------------------
14. Outsource Services                                              0             0         1,692
--------------------------------------------------------------------------------------------------
15. Taxes                                                           0             0       876,271
--------------------------------------------------------------------------------------------------
16. Insurance                                                  20,000        15,000        15,000
--------------------------------------------------------------------------------------------------
17. Legal and Professional                                     28,445        23,492        55,342
--------------------------------------------------------------------------------------------------
18. Impairment of Long-Lived Assets                                 0             0             0
--------------------------------------------------------------------------------------------------
19. Reversal of Restructuring Charge                                0             0             0
--------------------------------------------------------------------------------------------------
20. Finance and other receivables write-off                         0             0             0
--------------------------------------------------------------------------------------------------
21. Other (Attach List)                                        14,580        11,138        14,573
==================================================================================================
22. TOTAL OPERATING EXPENSES                                  184,972       287,484       871,418
==================================================================================================
23. OPERATING INCOME                                         (182,287)     (278,496)     (942,942)
--------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------
24. OTHER INCOME - Interest                                         0             0             0
--------------------------------------------------------------------------------------------------
25. OTHER EXPENSES (ATTACH LIST)                                    0             0             0
--------------------------------------------------------------------------------------------------
26. INTEREST EXPENSE                                                0             0             0
--------------------------------------------------------------------------------------------------
27. OTHER - Loss (gain) on sale of assets                           0       244,693             0
--------------------------------------------------------------------------------------------------
28. NET OTHER INCOME & EXPENSES                                     0       244,693             0
==================================================================================================
29. LOSS BEFORE REORGANIZATION EXPENSES, TAXES
AND EXTRAORDINARY ITEM                                       (182,287)     (523,189)     (942,942)
==================================================================================================
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------
30. PROFESSIONAL FEES                                         143,591       215,906       103,699
--------------------------------------------------------------------------------------------------
31. U.S. TRUSTEE FEES                                               0             0        10,250
--------------------------------------------------------------------------------------------------
32. INTEREST INCOME                                           (62,029)      (67,354)      (69,447)
--------------------------------------------------------------------------------------------------
33. OTHER (ATTACH LIST)                                         7,844        17,210             0
==================================================================================================
34. TOTAL REORGANIZATION EXPENSES                              89,406       165,762        44,502
--------------------------------------------------------------------------------------------------
35. INCOME TAX                                                      0             0             0
==================================================================================================
36. LOSS BEFORE EXTRAORDINARY ITEM                           (271,693)     (688,951)     (987,444)
==================================================================================================
37. EXTRAORDINARY LOSS - EARLY EXTINGUISHMENT OF DEBT               0             0             0
--------------------------------------------------------------------------------------------------
38. EXTRAORDINARY GAIN - RECOGNITION OF DEFERRED SERVICE
POLICY REVENUE                                                      0             0             0
--------------------------------------------------------------------------------------------------
39. EXTRAORDINARY GAIN - ABANDONMENT OF PROPERTY UNDER
CAPITAL LEASE AND REJECTION OF RELATED LEASE OBLIGATIONS            0             0             0
==================================================================================================
40. NET LOSS                                                 (271,693)     (688,951)     (987,444)
==================================================================================================

NOTES FOR MONTH ENDING JULY 31, 1999:
 ITEM 6: Consists primarily of $106,000 of refunds of workers' compensation premiums based on final audits.
 ITEM 13: Represents reversal of overaccrual of lease payments due.
 ITEM 21: Primarily consists of telephone, repairs/maintenance, supplies, employee expenses and bank fees.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-4
                                                       ACCRUAL BASIS - UNAUDITED

                                            MONTHLY OPERATING REPORT
                                       FOR THE MONTH ENDING JULY 31, 1999

---------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                MAY-99            JUN-99            JUL-99
                                                             --------------------------------------------------
DISBURSEMENTS                                                  29-MAY-99         03-JUL-99         31-JUL-99
---------------------------------------------------------------------------------------------------------------
 1.  CASH-BEGINNING OF MONTH                                 16,303,341.73     18,419,339.76     17,995,185.10
---------------------------------------------------------------------------------------------------------------
                                                    RECEIPTS
---------------------------------------------------------------------------------------------------------------
 2.  CASH SALES                                                       0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 3.  COLLECTION OF ACCOUNTS RECEIVABLE                        2,482,480.09              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 3a. Liquidator reimbursement for expenses paid by Sun                0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 4.  LOANS & ADVANCES (ATTACH LIST)                                   0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 5.  SALE OF ASSETS                                                   0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 6.  OTHER                                                       46,074.68        407,757.25        134,525.25
===============================================================================================================
 7.  TOTAL RECEIPTS                                           2,528,554.77        407,757.25        134,525.25
===============================================================================================================
 8.  TOTAL CASH AVAILABLE                                    18,831,896.50     18,827,097.01     18,129,710.35
===============================================================================================================
                                          CURRENT MONTH DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------
                                                               29-MAY-99         03-JUL-99         31-JUL-99
---------------------------------------------------------------------------------------------------------------
                             PURPOSE                             AMOUNT            AMOUNT            AMOUNT
---------------------------------------------------------------------------------------------------------------
 9.  BANK FEES AND DEBT PAYDOWN                                       0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 10. ADVERTISING                                                      0.00          4,432.51              0.00
---------------------------------------------------------------------------------------------------------------
 11. MERCHANDISE/PARTS                                              246.82              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 12. PAYROLL                                                     87,531.81        121,460.10         43,082.47
---------------------------------------------------------------------------------------------------------------
 13. STORE RENT                                                  38,905.39        106,945.25        113,071.26
---------------------------------------------------------------------------------------------------------------
 14. EQUIPMENT RENT                                                   0.00        122,166.73        198,715.37
---------------------------------------------------------------------------------------------------------------
 15. CONSTRUCTION                                                     0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 16. EMPLOYEE EXPENSES/UNIFORMS                                   4,624.84          6,078.17          3,050.57
---------------------------------------------------------------------------------------------------------------
 17. FREIGHT/POSTAGE                                                  0.00            561.00              0.00
---------------------------------------------------------------------------------------------------------------
 18. GASOLINE                                                         0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 19. HOTEL/AIR FARE                                                   0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 20. INSURANCE                                                   27,690.43          1,624.43            344.57
---------------------------------------------------------------------------------------------------------------
 21. WORKERS COMPENSATION                                        15,461.98         11,476.61         18,284.11
---------------------------------------------------------------------------------------------------------------
 22. 401 K                                                            0.00              0.00         13,932.39
---------------------------------------------------------------------------------------------------------------
 23. MISCELLANEOUS                                                8,598.29         16,684.82         58,499.75
---------------------------------------------------------------------------------------------------------------
 24. GARNISHMENTS                                                   342.92            188.30              0.00
---------------------------------------------------------------------------------------------------------------
 25. SUPPLIES/MAINTENANCE                                         8,666.68            604.54          5,446.52
---------------------------------------------------------------------------------------------------------------
 26. CUSTOMER REFUNDS                                                 0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 27. SECURITY                                                         0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 28. TAXES                                                            0.00              0.00        876,271.22
---------------------------------------------------------------------------------------------------------------
 29. TEMPORARY HELP SERVICES                                        200.00          3,184.80          1,692.00
---------------------------------------------------------------------------------------------------------------
 30. UTILITIES                                                   12,452.72         67,256.17         16,471.46
---------------------------------------------------------------------------------------------------------------
 31. WASTE REMOVAL                                                  280.00              0.00            140.00
---------------------------------------------------------------------------------------------------------------
 32. CONSULTING                                                  31,877.00          9,891.00         15,360.00
---------------------------------------------------------------------------------------------------------------
 33. THIRD PARTY SERVICERS                                            0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 34. PETTY CASH                                                       0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 35. REBATES                                                          0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 36. WARRANTY SERVICER                                               57.00             82.00         80,623.20
---------------------------------------------------------------------------------------------------------------
 37. Reimbursement to liquidators for sales at closing
 stores                                                               0.00              0.00              0.00
---------------------------------------------------------------------------------------------------------------
 38. U.S. TRUSTEE FEES                                                0.00              0.00         10,250.00
---------------------------------------------------------------------------------------------------------------
 39. PROFESSIONAL FEES                                          184,397.71        386,371.29        184,898.95
===============================================================================================================
 40. TOTAL DISBURSEMENTS                                        421,333.59        859,007.72      1,640,133.84
===============================================================================================================
 41. END OF MONTH BALANCE                                    18,419,339.76     17,995,185.10     17,547,144.16
===============================================================================================================

      ITEMS 1 & 41: Beginning and Ending Cash balances reflect balances per bank statements.
      ITEM 6:       Consists of various miscellaneous corporate deposits.
      ITEMS 9 - 40: Disbursements reflect wire and/or ACH transfers and checks written during the period July 4, 1999 through July 31, 1999.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-5
                                                       ACCRUAL BASIS - UNAUDITED

                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 31, 1999

-----------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
-----------------------------------------------------------------------------
         0 - 30 days old                                                0.00
         --------------------------------------------------------------------
         31 - 60 days old                                               0.00
         --------------------------------------------------------------------
         61 - 90 days old                                               0.00
         --------------------------------------------------------------------
         91+ days old                                           2,164,661.33
         --------------------------------------------------------------------
         TOTAL ACCOUNTS RECEIVABLE                              2,164,661.33
         --------------------------------------------------------------------
         AMOUNTS CONSIDERED UNCOLLECTIBLE                        (920,682.19)
         --------------------------------------------------------------------
         ACCOUNTS RECEIVABLE (NET)                              1,243,979.14
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
AGING OF POST PETITION TAXES AND PAYABLES
--------------------------------------------------------------------------------------------
                           0-30         31-60        61-90          91+
                           DAYS         DAYS         DAYS           DAYS          TOTAL
--------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE (A)    699,954.00    10,000.00    50,000.00    1,050,000.00   1,809,954.00
--------------------------------------------------------------------------------------------

       NOTE A: Sun's Accounts Payable system does not age the A/P; above aging represents estimate based on review of the accounts payable detail.

---------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES

---------------------------------------------------------------------------------------------------
                                      BEGINNING     WITHHELD                  ENDING
                                         TAX         AND/OR       AMOUNT       TAX       DELINQUENT
                                      LIABILITY*    ACCRUED        PAID      LIABILITY     TAXES
===================================================================================================
FEDERAL
---------------------------------------------------------------------------------------------------
WITHHOLDING**                           0.00        7,102.67      7,102.67     0.00
---------------------------------------------------------------------------------------------------
FICA-EMPLOYEE**                         0.00        2,413.87      2,413.87     0.00
---------------------------------------------------------------------------------------------------
FICA-EMPLOYER**                         0.00        2,413.85      2,413.85     0.00
---------------------------------------------------------------------------------------------------
UNEMPLOYMENT                            0.00            0.00          0.00     0.00
---------------------------------------------------------------------------------------------------
INCOME                                  0.00            0.00          0.00     0.00
---------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                     0.00            0.00          0.00     0.00
===================================================================================================
TOTAL FEDERAL TAXES                     0.00       11,930.39     11,930.39     0.00         0.00
===================================================================================================
STATE AND LOCAL
===================================================================================================
WITHHOLDING                             0.00        2,668.17      2,668.17     0.00
---------------------------------------------------------------------------------------------------
SALES AND USE                           0.00            0.00          0.00     0.00
---------------------------------------------------------------------------------------------------
EXCISE                                  0.00            0.00          0.00     0.00
---------------------------------------------------------------------------------------------------
MERCANTILE                              0.00            0.00          0.00     0.00
---------------------------------------------------------------------------------------------------
UNEMPLOYMENT                            0.00            3.83          3.83     0.00
---------------------------------------------------------------------------------------------------
REAL PROPERTY                           0.00            0.00          0.00     0.00
---------------------------------------------------------------------------------------------------
PERSONAL PROPERTY                       0.00            0.00          0.00     0.00
---------------------------------------------------------------------------------------------------
PENNSYLVANIA OCCUPATIONAL               0.00            0.00          0.00     0.00
---------------------------------------------------------------------------------------------------
NEW YORK DISABILITY                     0.00            0.00          0.00     0.00
---------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                     0.00            0.00          0.00     0.00
===================================================================================================
TOTAL STATE AND LOCAL                   0.00        2,672.00      2,672.00     0.00         0.00
===================================================================================================
TOTAL TAXES                             0.00       14,602.39     14,602.39     0.00         0.00
===================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-6
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 31, 1999


THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.


----------------------------------------------
BANK RECONCILIATION
                                                 ACCOUNT #1      ACCOUNT #2      ACCOUNT #3
----------------------------------------------------------------------------------------------------------------
A.  BANK:                                      SEE NOTE BELOW
                                              ---------------------------------------------------
B.  ACCOUNT NUMBER:                                                                                    TOTAL
                                              ---------------------------------------------------
C.  PURPOSE (TYPE):
----------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT
----------------------------------------------------------------------------------------------------------------
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
----------------------------------------------------------------------------------------------------------------
3.  SUBTRACT:  OUTSTANDING CHECKS
----------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
----------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS
----------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
----------------------------------------------------------------------------------------------------------------

NOTE: Bank Reconciliations for July 1999 and a summary of the activity in each account are included with this MOR. See MOR-6 supporting schedules.

----------------------------------------------
INVESTMENT ACCOUNTS
----------------------------------------------------------------------------------------------------------
                                              DATE OF       TYPE OF            PURCHASE        CURRENT
BANK ACCOUNT NAME & NUMBER                    PURCHASE     INSTRUMENT           PRICE           VALUE
----------------------------------------------------------------------------------------------------------
7. NatCity Investments - 509394078            12/31/98  Govt Money Market    1,228,151.32    1,228,151.32
----------------------------------------------------------------------------------------------------------
8. NatCity Investments - 509394035            12/31/98  Govt Money Market   16,201,209.76   16,201,209.76
----------------------------------------------------------------------------------------------------------
9.
----------------------------------------------------------------------------------------------------------
10.
----------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                       17,429,361.08   17,429,361.08
----------------------------------------------------------------------------------------------------------

----------------------------------------------
CASH
----------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND - per the Company's Bank Statements                                       117,783.08
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)                                    17,547,144.16
----------------------------------------------------------------------------------------------------------

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-7
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                       FOR THE MONTH ENDING JULY 31, 1999


--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------
                                          INSIDERS
-------------------------------------------------------------------------------------------  CUMULATIVE
                                                                    TYPE OF        AMOUNT      UNPAID
            NAME                           POSITION                 PAYMENT         PAID       BALANCE
-------------------------------------------------------------------------------------------------------
1. BETH SAVAGE                     CFO, Treasurer & Secretary       salary       $12,307.70     $0.00
-------------------------------------------------------------------------------------------------------
                                                                     bonus            $0.00
-------------------------------------------------------------------------------------------------------
                                                                    expenses        $346.16
-------------------------------------------------------------------------------------------------------
2. JAMES MORAN                     President                        expenses      $2,635.17
-------------------------------------------------------------------------------------------------------
3. TOTAL PAYMENTS TO INSIDERS                                                    $15,289.03     $0.00
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                        PROFESSIONALS
----------------------------------------------------------------------------------------------------------------------------
                                               TYPE           DATE OF COURT
                                                OF          ORDER AUTHORIZING      AMOUNT         AMOUNT        TOTAL PAID
                   NAME                    PROFESSIONAL          PAYMENT          APPROVED         PAID          TO DATE
----------------------------------------------------------------------------------------------------------------------------
1. Kirkland & Ellis                          Attorney            09/16/98              0.00           0.00       402,044.85
----------------------------------------------------------------------------------------------------------------------------
2. Business Regeneration Services           Accountant           09/16/98              0.00           0.00       856,775.37
----------------------------------------------------------------------------------------------------------------------------
3. KPMG Peat Marwick LLP                    Accountant           09/16/98              0.00           0.00        98,427.00
----------------------------------------------------------------------------------------------------------------------------
4. Otterbourg, Steindler, Houston &          Attorney            09/16/98              0.00           0.00       470,771.96
----------------------------------------------------------------------------------------------------------------------------
5. Porter, Wright, Morris & Arthur           Attorney            09/16/98              0.00           0.00       107,011.24
----------------------------------------------------------------------------------------------------------------------------
6. Young, Conaway, Stargatt &                Attorney            09/16/98              0.00           0.00       190,944.05
----------------------------------------------------------------------------------------------------------------------------
7. Donlin, Recano & Company, Inc.       Claims Consultant        09/16/98        184,898.95     184,898.95       530,789.86
----------------------------------------------------------------------------------------------------------------------------
8. Ernst & Young LLP                        Accountant           09/16/98              0.00           0.00       385,760.40
----------------------------------------------------------------------------------------------------------------------------
9. D.G. Hart Associates, Inc.               Consultant           11/10/98              0.00           0.00       120,763.67
----------------------------------------------------------------------------------------------------------------------------
10. Pepper Hamilton LLP                      Attorney            11/05/98              0.00           0.00        18,051.19
----------------------------------------------------------------------------------------------------------------------------
11. Milbank, Tweed, Hadley & McCloy          Attorney            11/23/98              0.00           0.00       933,735.51
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
12. TOTAL PAYMENTS TO PROFESSIONALS                                              184,898.95     184,898.95     4,115,075.10
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
-----------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULED                   AMOUNTS
                                                                    MONTHLY                     PAID         TOTAL
                                                                   PAYMENTS                    DURING        UNPAID
NAME OF CREDITOR                                                      DUE                       MONTH     POSTPETITION
-----------------------------------------------------------------------------------------------------------------------
1.  BankBoston Retail Finance, Inc. Term Loan       Interest due the first day of each month     0.00         None
-----------------------------------------------------------------------------------------------------------------------
2.
-----------------------------------------------------------------------------------------------------------------------
3.
-----------------------------------------------------------------------------------------------------------------------
4.
-----------------------------------------------------------------------------------------------------------------------
5.
-----------------------------------------------------------------------------------------------------------------------
6.  TOTAL                                                                                        0.00
-----------------------------------------------------------------------------------------------------------------------

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-8
                                                       ACCRUAL BASIS - UNAUDITED

                                                MONTHLY OPERATING REPORT
                                           FOR THE MONTH ENDING JULY 31, 1999

------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                                    YES           NO
------------------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
    THIS REPORTING PERIOD?                                                                                     X
------------------------------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
    ACCOUNT?                                                                                                   X
------------------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                     X
------------------------------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                              X
------------------------------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                    X
------------------------------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                               X
------------------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                               X
------------------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                           X
------------------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                 X
------------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                 X
------------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                          X
------------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                            X
------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

ITEM #2 - In accordance with a first day motion approved by the Bankruptcy
          Court, Sun Television's existing pre-petition bank accounts are Debtor-in-Possession bank accounts.

----------------------------------------------------------------------------
INSURANCE                                                       YES      NO
----------------------------------------------------------------------------
1.  ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                     X
----------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                       X
----------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.                               X
----------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

ITEM 2: Note that approximately $10,000 in General Liability insurance premium related to several new stores opened during fiscal 1999 were NOT billed to the Company until subsequent to the Petition Date and are therefore included as a Pre-petition debt.

----------------------------------------------------------------------------------------------------------------------------------
                                                        INSURANCE POLICIES
----------------------------------------------------------------------------------------------------------------------------------
           TYPE OF                                                                                             PAYMENT AMOUNT
           POLICY                               CARRIER                         PERIOD COVERED                   & FREQUENCY
----------------------------------------------------------------------------------------------------------------------------------
Commercial Property & Casualty             C N A                           10/1/98 through 9/30/99        - $287,100 paid 10/1/98
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability             Genesis Insurance Co.           7/21/98 through 7/21/99        - $199,000 paid in full
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7/27/98
----------------------------------------------------------------------------------------------------------------------------------
Workers Compensation                       Various State Funds          11/19/98 through final store      - $113,740 paid 11/13/98
----------------------------------------------------------------------------------------------------------------------------------
                                                                     closing date in various states (A)
----------------------------------------------------------------------------------------------------------------------------------

NOTE A: Sun applied for state fund coverage in Pennsylvania, Indiana, Virginia, New York and Kentucky. No coverage was necessary for Tennessee as final store closed in that state on November 8, 1998. Sun was required to apply for State Fund coverage for WC due to the EBI Companies denying coverage after the 30 day extension period. Sun is still self-insured in Ohio. As of the end of May, final audits had been completed for Pennsylvania, Indiana, Virginia, New York and Kentucky, to determine any required premium adjustments and close the accounts.

DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

                                                                           MOR-9
                                                       ACCRUAL BASIS - UNAUDITED

                                      MONTHLY OPERATING REPORT
                                 FOR THE MONTH ENDING JULY 31, 1999

---------------------------------------------------------------------------------------------------
                                              PERSONNEL
---------------------------------------------------------------------------------------------------
                                                                 FULL TIME     PART TIME     TOTAL
---------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                 12            0           12
---------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                       0            0            0
---------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period      0            0            0
---------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period            12            0           12
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                CHANGE OF ADDRESS

--------------------------------------------------------------------------------

If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:        N/A
                ------------------------

NEW ADDRESS:                    N/A
             ----------------------------------------------

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       JULY 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-4

                       SUMMARY OF BANK STATEMENT ACTIVITY

                           MOR-4 SUPPORTING SCHEDULE
DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

BANK                                 BANKBOSTON           NATIONAL CITY  NATIONAL CITY  NATIONAL CITY  NATIONAL CITY  THE OHIO BANK

ACCOUNT NAME                         BRF, INC. FOR
                                     PROCEEDS FROM                       WORKERS                       PROFESSIONAL   STORE
                                     SUN TV & APPLIANCES  CONCENTRATION  COMPENSATION   PAYROLL        FEES           DEPOSITS

ACCOUNT NUMBER                       804-81979            394035037      3941035053     394035045      394078205      7067480
------------------------------------------------------------------------------------------------------------------------------------
BALANCE 7/3/99                              430.11           12,274.88      18,416.52     32,315.78      1,000.00        1,386.73


MISCELLANEOUS CORPORATE DEPOSITS                            134,525.25
TRANSFERS FROM SMALL BANKS                                       --
CREDIT CARD DEPOSITS, NET                   744.75
TRANSFERS TO/FROM BANKBOSTON
  A/C 898-28038                               --                 --
WIRE TSF TO SUN TV CONCENTRATION
  ACCOUNT                                     --                 --
WIRE TSF TO VENDORS                                         (58,321.79)
WIRE TSF TO NCB A/CS - P/R, W/C,
  HEALTH INS, PROF FEES                                     (57,186.15)     15,190.77     41,995.38
WIRE TSF FROM/TO SUN TV SEI
  INVESTMENT FUND                                           500,000.00
CHECKS PAID                                                (471,270.24)    (10,198.81)    (8,039.11)
WIRES OUT - DIRECT DEP. & P/R TAX                                                        (35,014.65)
NSF CHECKS                                                       --
BANK/CREDIT CARD FEES                        --                (461.10)                                                     (5.24)


                                     ===============================================================================================
BALANCE 7/31/99                           1,174.86           59,560.85      23,408.48     31,257.40      1,000.00        1,381.49
                                     ==============================================================================================



Beginning of month balance - all
  accounts                               65,824.02
                                     =============


End of month balance - all accounts     117,783.08
                                     =============

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       JULY 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-4

                    DETAIL LISTING OF ACH AND WIRE TRANSFERS

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS IN POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       FOR THE MONTH ENDING JULY 31, 1999
            (COVERING THE PERIOD JULY 4, 1999 THROUGH JULY 31, 1999)

                            MOR-4 SUPPORTING SCHEDULE

                 SUMMARY OF ACH AND WIRE TRANSFERS DURING PERIOD


       Type             Date                  Vendor                          Amount      ACH/Wire
       ----             ----                  ------                          ------      --------
Refund Overpayment     7/14/99    BankBoston Retail Finance                  58,321.79      Wire
                                                                            ----------
                                                 Total Equipment Lease       58,321.79
                                                                            ----------

      Payroll          7/15/99    ADP                                        21,600.78      ACH
      Payroll          7/30/99    ADP                                        20,394.60      ACH
                                                                            ----------
                                                         Total Payroll       41,995.38
                                                                            ----------

   Workers Comp        7/12/99    M&N Risk Management                       $10,222.89      ACH
   Workers Comp        7/27/99    M&N Risk Management                       $ 4,967.88      ACH
                                                                            ----------
                                            Total Workers Compensation       15,190.77
                                                                            ----------


                    TOTAL WIRE AND ACH TRANSFERS                            115,507.94
                                                                            ==========

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       JULY 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-4

                        DETAIL LISTING OF CHECKS WRITTEN

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (Debtors-in-Possession)
                          CASE NO. 98-2107 AND 98-2109
                            MOR-4 SUPPORTING SCHEDULE

                               POST-PETITION CHECKS FOR THE PERIOD 7/4/99 THROUGH 7/31/99
                                      (Associate payroll checks are not included)

-----------------------------
         CHECK DATE
-----------------------------
  YEAR     MON       DAY       CHECK#    PAYEE                                          TYPE                 AMOUNT
----------------------------------------------------------------------------------------------------------------------
   99        7        20       713720    MERRILL LYNCH, PIERCE, FENNER &        401K Administration            268.40
   99        7        29       713760    MERRILL LYNCH, PIERCE, FENNER &        401K Administration         13,663.99
----------------------------------------------------------------------------------------------------------------------
                                                         401K Administration                                13,932.39
----------------------------------------------------------------------------------------------------------------------
   99        7        20       713725    MAPSYS INC                                  Consulting              1,960.00
   99        7        22       713736    MAPSYS INC                                  Consulting              2,240.00
   99        7        12       713711    MELROSE CONSULTING                          Consulting              1,800.00
   99        7        22       713735    MELROSE CONSULTING                          Consulting              1,800.00
   99        7        20       713722    OPEN TECHNOLOGY GROUP INC                   Consulting              2,520.00
   99        7        22       713733    OPEN TECHNOLOGY GROUP INC                   Consulting              2,520.00
   99        7        28       713753    OPEN TECHNOLOGY GROUP INC                   Consulting              2,520.00
----------------------------------------------------------------------------------------------------------------------
                                                             Consulting                                     15,360.00
----------------------------------------------------------------------------------------------------------------------
   99        7         8       713700    MILLER'S TOTAL CLEANING PLUS              Contract Labor              423.00
   99        7        15       713717    MILLER'S TOTAL CLEANING PLUS              Contract Labor              423.00
   99        7        22       713731    MILLER'S TOTAL CLEANING PLUS              Contract Labor              423.00
   99        7        29       713756    MILLER'S TOTAL CLEANING PLUS              Contract Labor              423.00
----------------------------------------------------------------------------------------------------------------------
                                                           Contract Labor                                    1,692.00
----------------------------------------------------------------------------------------------------------------------
   99        7        29       713761    BETH SAVAGE                              Employee Expense             346.16
   99        7         7       713696    JAMES MORAN                              Employee Expense           1,311.30
   99        7        20       713724    JAMES MORAN                              Employee Expense           1,323.87
   99        7        29       713762    JULIE DAWSON                             Employee Expense              69.24
----------------------------------------------------------------------------------------------------------------------
                                                          Employee Expense                                   3,050.57
----------------------------------------------------------------------------------------------------------------------
   99        7        29       713759    AMERITECH CREDIT CORPORATION             Equipment Rental          18,715.37
   99        7        30       713766    ICX CORPORATION                          Equipment Rental         180,000.00
----------------------------------------------------------------------------------------------------------------------
                                                          Equipment Rental                                 198,715.37
----------------------------------------------------------------------------------------------------------------------
   99        7        23       713738    FORTIS INSURANCE CO.                         Insurance                160.09
   99        7        30       713765    FORTIS INSURANCE CO.                         Insurance                184.48
-------------------------------------------------------------------------------------------------------------------
                                                              Insurance                                        344.57
----------------------------------------------------------------------------------------------------------------------
   99        7        21       713729    GORDON FLESCH CO INC                        Maintenance               131.18
   99        7        26       713744    GORDON FLESCH CO INC                        Maintenance                98.09
   99        7        14       713714    IBM                                         Maintenance             5,136.88
----------------------------------------------------------------------------------------------------------------------
                                                             Maintenance                                     5,366.15
----------------------------------------------------------------------------------------------------------------------
   99        7        23       713739    JOHN MARTIN                                Miscellaneous              175.96
   99        7        30       713767    WETZEL COUNTY COMMISSION                   Miscellaneous                2.00
----------------------------------------------------------------------------------------------------------------------
                                                            Miscellaneous                                      177.96
----------------------------------------------------------------------------------------------------------------------
   99        7         8       713702    AUTOMATIC DATA PROCESSING                     Payroll                 246.27
   99        7        20       713719    AUTOMATIC DATA PROCESSING                     Payroll                 278.19
   99        7        29       713755    AUTOMATIC DATA PROCESSING                     Payroll                 562.63
----------------------------------------------------------------------------------------------------------------------
                                                               Payroll                                       1,087.09
----------------------------------------------------------------------------------------------------------------------
   99        7        22       713734    DONLIN RECANO & COMPANY, INC.              Professional           184,898.95
----------------------------------------------------------------------------------------------------------------------
                                                            Professional                                   184,898.95
----------------------------------------------------------------------------------------------------------------------
   99        7        20       713721    ALEXANDRIA VILLAGE LIMITED                     Rent                 2,136.59
   99        7         7       713693    DUKE REALTY LIMITED PARTNERSHIP                Rent                 4,029.76
   99        7        30       713764    DUKE REALTY LIMITED PARTNERSHIP                Rent                 4,239.76
   99        7        12       713708    HUNTINGTON MALL                                Rent                11,419.40
   99        7         8       713704    WAL MART STORES INC                            Rent                15,261.75
   99        7        20       713727    WAL MART STORES INC                            Rent                75,984.00
----------------------------------------------------------------------------------------------------------------------
                                                                Rent                                       113,071.26
----------------------------------------------------------------------------------------------------------------------
   99        7        27       713747    TREASURER OF STATE OF OHIO                Sales & Use Tax         644,861.24
   99        7        27       713750    TREASURER OF STATE OF OHIO                Sales & Use Tax         231,409.98
----------------------------------------------------------------------------------------------------------------------
                                                           Sales & Use Tax                                 876,271.22
----------------------------------------------------------------------------------------------------------------------
   99        7        29       713757    ENDLESS COMPUTER SUPPLY                      Supplies                  80.37
----------------------------------------------------------------------------------------------------------------------
                                                              Supplies                                          80.37
----------------------------------------------------------------------------------------------------------------------

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (Debtors-in-Possession)
                          CASE NO. 98-2107 AND 98-2109
                            MOR-4 SUPPORTING SCHEDULE

                               POST-PETITION CHECKS FOR THE PERIOD 7/4/99 THROUGH 7/31/99
                                      (Associate payroll checks are not included)

----------------------------------------------------------------------------------------------------------------------
   99        7        12       713709    MCGLONE INC.                               Trash Removal              140.00
----------------------------------------------------------------------------------------------------------------------
                                                            Trash Removal                                      140.00
----------------------------------------------------------------------------------------------------------------------
   99        7        20       713723    U.S. TRUSTEE                             U.S. Trustee Fees         10,250.00
----------------------------------------------------------------------------------------------------------------------
                                                          U.S. Trustee Fees                                 10,250.00
----------------------------------------------------------------------------------------------------------------------
   99        7        12       713706    AMERICAN ELECTRIC POWER                      Utilities              1,176.73
   99        7        14       713713    AMERITECH                                    Utilities                 13.74
   99        7        14       713715    AMERITECH                                    Utilities              5,424.29
   99        7        26       713745    AMERITECH                                    Utilities              1,775.20
   99        7        27       713749    AMERITECH CABS ACCOUNT                       Utilities              4,935.34
   99        7        26       713741    AT&T                                         Utilities                 18.77
   99        7        26       713742    AT&T                                         Utilities                 61.10
   99        7        26       713743    BELL ATLANTIC - PA                           Utilities                455.91
   99        7        28       713752    JADE INC                                     Utilities                199.95
   99        7         7       713698    MOUNTAINEER GAS                              Utilities              2,038.16
   99        7         7       713695    OWENSBORO MUNICIPAL UTILITIES                Utilities                372.27
----------------------------------------------------------------------------------------------------------------------
                                                              Utilities                                     16,471.46
----------------------------------------------------------------------------------------------------------------------
   99        7         8       713703    VAC SERVICE CORP                             Warranty              80,623.20
----------------------------------------------------------------------------------------------------------------------
                                                              Warranty                                      80,623.20
----------------------------------------------------------------------------------------------------------------------
   99        7        12       713707    THE PMA GROUP                              Workers' Comp            3,093.34
----------------------------------------------------------------------------------------------------------------------
                                                        Workers' Compensation                                3,093.34
----------------------------------------------------------------------------------------------------------------------

                                                                          TOTAL POST-PETITION CHECKS    $1,524,625.90

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       JULY 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR M0R-5

                                  PAYROLL TAXES

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (DEBTORS-IN-POSSESSION)
                          CASE NO. 98-2107 AND 98-2109
                            MOR-5 SUPPORTING SCHEDULE

                PAYROLL TAXES PAYMENT - SUPPORTING DOCUMENTATION

                       FOR THE MONTH ENDING JULY 31, 1999

      Deposit       Federal         Employee      Employer
        Date        Income Tax      FICA Tax      FICA Tax        Totals
     =========      ==========      ========      ========      ==========
     20-Jul-99      $3,647.03       $1,303.88     $1,303.87      $6,254.78
     03-Aug-99      $3,455.64       $1,109.99     $1,109.98      $5,675.61
                    ---------       ---------     ---------     ----------
                    $7,102.67       $2,413.87     $2,413.85     $11,930.39
                    =========       =========     =========     ==========

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                       JULY 1999 MONTHLY OPERATING REPORT




                         SUPPORTING SCHEDULES FOR MOR-6

                              BANK RECONCILIATIONS

                           MOR-6 SUPPORTING SCHEDULE
                           JULY BANK RECONCILIATIONS
DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

A. BANK:                                THE OHIO BANK     BANKBOSTON     NATIONAL CITY   NATIONAL CITY  NATIONAL CITY  NATIONAL CITY
B. ACCOUNT NUMBER:                         7067480         804-81979       394035037      3941035053      394078205      394035045
C. PURPOSE (TYPE):                      STORE DEPOSITS   BBRF PROCEEDS   CONCENTRATION   WORKERS COMP    PROF. FEES       PAYROLL
1. BALANCE PER BANK STATEMENT               1,381.49        1,174.86         59,560.85    23,408.48       1,000.00       31,257.40
2. ADD: TOTAL DEPOSITS NOT CREDITED            --              --                --        5,003.94          --               --
3. ADD: OUTSTANDING WIRE TRANSFERS             --              --                --           --             --               --
4. SUBTRACT: OUTSTANDING CHECKS               N/A             N/A        (1,242,075.97)   (9,333.61)         --         (23,808.09)
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS        --              --                --           --             --               --
6. OTHER RECONCILING ITEMS                     --              --               585.87        --             --               --
7. ADJUSTED BANK BALANCE                    1,381.49        1,174.86     (1,181,929.25)   19,078.81       1,000.00        7,449.31

8. MONTH END BALANCE PER BOOKS              1,381.49           --        (1,177,637.66)   22,626.92       1,000.00        7,491.51
9. LESS: NSF CHECKS                            --              --                --           --             --               --
10. LESS: BANK/CREDIT CARD FEES                --              --                --           --             --               --
11. ADD/(LESS): DEPOSIT DIFFERENCES            --              --                --           --             --               --
12. OTHER RECONCILING ITEMS
    (ATTACH LIST)                              --           1,174.86         (4,291.59)   (3,548.11)         --             (42.20)
13. ADJUSTED BALANCE PER BOOKS              1,381.49        1,174.86     (1,181,929.25)   19,078.81       1,000.00        7,449.31

14. NUMBER OF LAST CHECK WRITTEN              N/A             N/A              #713767        #7547         N/A               #

                           MOR-6 SUPPORTING SCHEDULE
                           JULY BANK RECONCILIATIONS
                            OTHER RECONCILING ITEMS
DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED


OTHER RECONCILING ITEMS:

   BANKBOSTON
   804-81979
   BBRF PROCEEDS

         Other reconciling items - Book
                                                                      ---------
              Credit card adjustments                                  1,174.86
                                                                      =========


   NATIONAL CITY
   394035037
   CONCENTRATION

         Other reconciling items - Bank
                                                                      ---------
              Checks shown as outstanding, should be void                585.87
                                                                      =========

         Other reconciling items - Book
              Check void on G/L, paid by bank                         (4,438.84)
              Check stopped on bank, not void on G/L                     147.25
                                                                      ---------

                                                                      (4,291.59)
                                                                      =========


   NATIONAL CITY
   3941035053
   WORKERS COMP

         Checks not booked                                            (3,548.11)
                                                                      ---------

                                                                      (3,548.11)
                                                                      =========


   NATIONAL CITY
   394035045
   PAYROLL

         Miscellaneous reconciling items                                 (42.20)
                                                                      ---------

                                                                         (42.20)
                                                                      =========